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                                                                   EXHIBIT 10.02


                                 FIRST AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                             STOCK OPTION BONUS PLAN


                  This First Amendment to the Cooperative Computing Holding Company, Inc. Second Amended and Restated Stock Option Bonus Plan (this "Amendment"), dated as of May 1, 2004, amends the Cooperative Computing Holding Company, Inc. Second Amended and Restated Stock Option Bonus Plan, effective as of June 27, 2003 (the "Plan"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to those terms in the Plan.

                  WHEREAS, the Company has previously established the Plan, whereby Employees receive a bonus upon exercise of their Options in connection with a Change of Control under the terms and conditions of the Plan;

                  WHEREAS, the Company subsequently amended its certificate of incorporation to change its name to Activant Solutions Holdings Inc.; and

                  WHEREAS, the Company desires, pursuant to section 11 of the Plan, to amend the Plan to reflect such name change.

                  NOW, THEREFORE, the Plan is amended as follows:

1. Amendment. All references to Cooperative Computing Holding Company, Inc. and the Company in the Plan are hereby amended to refer to Activant Solutions Holdings Inc., and the name of the Plan shall hereinafter be referred to as the Activant Solutions Holdings Inc. Second Amended and Restated Stock Option Bonus Plan.

2. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

3. Headings. The headings contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof.

4. Inconsistencies. In the case of any inconsistencies between this Amendment and the Plan, the terms of this Amendment shall govern.

5. Effect of Amendment. Except as amended hereby, the terms and provisions of the Plan shall remain in full force and effect and are hereby in all respects ratified and confirmed by the parties hereto. Any Options previously granted pursuant to option agreements under the Plan shall remain in full force and effect.



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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the undersigned, effective as of the day and year first written above.


                                       ACTIVANT SOLUTIONS HOLDINGS INC.



                                       By: /s/ GREG PETERSEN
                                          --------------------------------------
                                       Name:  Greg Petersen
                                             -----------------------------------
                                       Title: Senior Vice President and
                                              ----------------------------------
                                              Chief Financial Officer
                                              ----------------------------------



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